UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2016

JOHNSON CONTROLS INTERNATIONAL PLC
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
______________________________________ (State or other jurisdiction	____________________ (Commission	____________________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Albert Quay Albert Quay, Cork, Ireland
_____________________________________________________________ (Address of principal executive offices)

Registrant’s telephone number, including area code:	353-21-423-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On November 8, 2016, Johnson Controls International plc (the "Company") issued a press release containing information about the Company’s results of operations for the three months and fiscal year ended September 30, 2016. A copy of this press release is furnished as Exhibit 99.1 and incorporated herein by reference    .

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release issued by Johnson Controls International plc, dated November 8, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

November 8, 2016	By:	/s/ Suzanne M. Vincent
		Name:	Suzanne M. Vincent
		Title:	Vice President and Corporate Controller